UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 12, 2004

ADVANCED ENERGY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841

(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado 80525

(Address of principal executive offices) (Zip Code)

(970) 221-4670

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Fourth Quarter 2003 Earnings Release

Item 12. Results of Operations and Financial Condition

On February 12, 2004 Advanced Energy Industries, Inc. (the “Company”) announced via press release the Company’s results for its three- and twelve-month periods ended December 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

By:	/s/ Michael El-Hillow

	Name: Title:	Michael El-Hillow Executive Vice President and Chief Financial Officer

Date: February 12, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Fourth Quarter 2003 Earnings Release dated February 12, 2004.